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                                                                   EXHIBIT 10.13

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (hereinafter referred to as the "Agreement") is dated as of January 25, 1999, by and between Meadowbrook, Inc., (hereinafter referred to as the "Company"), and William J. Lohmeyer, III (hereinafter referred to as the "Executive").

                                   RECITALS:

     WHEREAS, the Company and the Executive desire to set forth their respective rights and obligations in connection with the employment of the Executive by the Company by entering into a contract of employment;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants, agreements and understandings contained herein, the parties hereto agree as follows:

                                   AGREEMENT:

     1. EMPLOYMENT. The Company agrees to employ the Executive during the Employment Term (as such term is hereinafter defined in Paragraph 5.) and the Executive hereby accepts such employment by the Company, subject to the terms and conditions hereinafter set forth and the Company's Associate Manual (hereinafter referred to as the "Manual"). To the extent that the terms and Conditions of this Agreement conflict with the Manual, this Agreement shall control while in effect.

     2. RESPONSIBILITIES AND DUTIES. The Executive shall be employed with such responsibilities and duties as the Office of the President of the Company may from time to time determine consistent with Executive's position. The Executive shall devote his full working time to the performance of his responsibilities and duties hereunder.

     3. COMPENSATION. In consideration of the performance by Executive of his obligations during the Employment Term, the Company will during the Employment Term pay the Executive:


        (a)   BASE SALARY. A base salary of $16,666.67 per month. Such
              Base Salary shall be payable in accordance with the normal payroll practices of the Company then in effect. Any increases in the Base Salary shall be determined by the Company.

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       (b)    DISCRETIONARY BONUS. A discretionary bonus of up to Twenty-Five
              Percent (25%) of Executive's Base Salary. This discretionary bonus may be paid at the sole discretion of the Company and will be based on attainment of:

                (i)  Corporate Goals (growth & profit);
               (ii)  Profit Center Goals; and
              (iii)  Personal Goals and Objectives.


       (c) STOCK OPTIONS. On the date hereof, the Company has granted to the Executive a 1999 Stock Option Award of 10,000 options vested over a ten (10) year period, pursuant to the Stock Option Agreement. Thereafter, the Executive will be eligible for the Annual Award Plan.

    4. OTHER BENEFITS. The Executive shall also be entitled to such additional benefits as outlined in the Company's January 7, 1999, Offer of Employment letter and consistent with the Manual.

    5. EMPLOYMENT TERM. The period of the Executive's employment by the Company under this Agreement (the "Employment Term") shall commence on January 25, 1999, and shall continue until January 25, 2004, or the earliest date on which any of the following events occurs:

       (a)    the death or retirement of the Executive;

       (b) the date on which the Company discharges the Executive by reason of the Executive's Total Disability. For purposes of this Agreement, "Total Disability" shall have the same meaning as used in the Manual and consistent with the Long Term Disability Benefits of the Company;

       (c) a mutual written agreement between the Company and the Executive regarding an early termination date; or

       (d) the date on which the Company terminates the Executive's employment for Cause as recited in Paragraph 6.


Upon the expiration of the Employment Term, the Executive's employment at the Company shall be subject to the terms of the Manual and terminable at will by either the Executive or the Company, with or without cause and with or without notice.

    6. TERMINATION FOR CAUSE. Should the Executive's employment be terminated by the Company for Cause, this Agreement shall be terminated forthwith without notice or payment in lieu thereof and the Executive shall not be entitled to receive any other consideration (beyond consideration accrued to the








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date of dismissal that is owing but not yet paid) from the Company. For purposes of this Agreement, "Cause" shall mean:

       (a) the failure by the Executive to substantially perform his principal duties;

       (b) misconduct by the Executive that is materially injurious to the Company; or

       (c) the Executive engaging in dishonest activities injurious to the Company.

    7.   BINDING EFFECT; ASSIGNMENT. The Company may assign this
Agreement to any of its affiliates or their successors or assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company, its affiliates and their successors and assigns. This Agreement shall be binding upon and shall inure to the benefit of the Executive. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives.

    8. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

    9. NOTICES. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand (including by courier), mailed by registered or certified mail, postage prepaid (return receipt requested), or sent by facsimile transmission, as follows:

If to the Executive:                            If to the Company:
--------------------                            ------------------

To the address on file                          Merton J. Segal
with the Company's                              Chairman of the Board
Human Resources                                 MEADOWBROOK, INC.
Department as the                               26600 Telegraph Road, Suite 300
Executive's home address.                       Southfield, MI 48034

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or, if mailed upon receipt thereof; provided,








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however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

     10. SEVERABILITY. If any provision of this Agreement, or any application thereof to any circumstance, is invalid, in whole or in part, such provision or application shall to that extent be severable and shall not affect other provisions or applications of this Agreement.

     11. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan, excluding any choice of law rule requiring application of the law or any other jurisdiction. Any action arising out of or relating to this Agreement, its performance, enforcement or breach, will be venued in the Circuit Court for the County of Oakland, State of Michigan.

     12. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, written or oral, between them as to such subject matter.

     13. HEADINGS. The headings contained herein are solely for the purpose of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written below.

WITNESSES:                                   MEADOWBROOK, INC.



Ann E. Ramroth                            Merton J. Segal
------------------------                  --------------------------------------
Dated: 2/1/99                             By: Merton J. Segal
------------------------                  Its: Chairman of the Board




Estella A. LaFountain                     William J. Lohmeyer, III
------------------------                  --------------------------------------
Dated: 1/26/99                            William J. Lohmeyer, III
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